UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                           October 28, 2021

Date of report (Date of earliest event reported)

                    SPS COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

                                   (612) 435-9400

(Registrant's Telephone Number, Including Area Code)

                                         Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)

     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

☐

Item 2.02. Results of Operations and Financial Condition.

        On October 28, 2021, we issued a press release disclosing our results of operations and financial condition for our three and nine months ended September 30, 2021. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 8.01. Other Events.

        On October 28, 2021, we announced that our board of directors has authorized the repurchase of shares of our common stock in the open market or in privately negotiated purchases, or both, at an aggregate purchase price of up to $50 million. The timing and amount of any share repurchases will be based on the price of our common stock, general business and market conditions and other investment considerations and factors. The share repurchase program becomes effective on November 28, 2021 and expires on November 28, 2023. Our current stock repurchase plan expires on November 2, 2021.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated October 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: October 28, 2021	By:	/s/ KIMBERLY K. NELSON
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer